UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): August 7, 2017

 CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 806-1200

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Explanatory Note

On August 8, 2017, Church & Dwight Co., Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original 8-K”) reporting that the Company on August 7, 2017 completed its previously announced acquisition (the “Acquisition”) of all of the issued and outstanding shares of capital stock of Pik Holdings, Inc. (“Waterpik”) pursuant to the Stock Purchase Agreement (the “Agreement”), dated as of July 17, 2017, by and among the Company, Waterpik, the stockholders of Waterpik (the “Company Stockholders”) and MidOcean Partners III, L.P. in its capacity as a Company Stockholder and as the representative of the Company Stockholders. This amendment to the Original 8-K is being filed to amend and supplement Item 9.01 of the Original 8-K to include certain historical financial statements of Waterpik and the Company’s unaudited pro forma financial information relating to the effects of the acquisition, which financial statements and unaudited pro forma information are filed as exhibits hereto.

ITEM 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Audited Financial Statements of Pik Holdings, Inc. as of October 2, 2016 and for the fiscal year then ended are attached hereto as Exhibit 99.2 and are incorporated by reference herein. The Unaudited Financial Statements of Pik Holdings, Inc. as of July 2, 2017 and June 26, 2016 and for the three and nine-month periods then ended are attached hereto as Exhibit 99.3 and are incorporated by reference herein.

(b) Pro forma financial information

The Unaudited Condensed Combined Pro Forma Balance Sheet as of June 30, 2017 and Unaudited Condensed Combined Statements of Income for the six months ended June 30, 2017 and for the year ended December 31, 2016 are attached hereto as Exhibit 99.4 and are incorporated by reference herein.

(d) Exhibits.

Exhibit	Description

23.1	Consent of KPMG LLP, Independent Auditor of Pik Holdings, Inc.

99.2	Audited Financial Statements of Pik Holdings, Inc. as of October 2, 2016 and for the fiscal year then ended

99.3	Unaudited Financial Statements of Pik Holdings, Inc. as of July 2, 2017 and June 26, 2016 and for the three and nine-month periods then ended

99.4

Unaudited Condensed Combined Pro Forma Balance Sheet as of June 30, 2017 and Unaudited Condensed Combined Statements of Income for the six months ended June 30, 2017 and for the year ended December 31, 2016

Exhibit Index

Exhibit	Description
2.1*

Stock Purchase Agreement, dated as of July 17, 2017, among Church & Dwight Co., Inc., PIK Holdings, Inc., the Representative and the stockholders party thereto, incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on July 17, 2017

23.1**	Consent of KPMG LLP, Independent Auditor of Pik Holdings, Inc.

99.1	Church & Dwight Co., Inc. press release, dated August 8, 2017

99.2**	Audited Financial Statements of Pik Holdings, Inc. as of October 2, 2016 and for the fiscal year then ended

99.3**	Unaudited Financial Statements of Pik Holdings, Inc. as of July 2, 2017 and June 26, 2016 and for the three and nine-month periods then ended

99.4**

Unaudited Condensed Combined Pro Forma Balance Sheet as of June 30, 2017 and Unaudited Condensed Combined Statements of Income for the six months ended June 30, 2017 and for the year ended December 31, 2016

*  Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

**Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date:	September 21, 2017	By:	/s/ Richard A. Dierker
		Name:	Richard A. Dierker
		Title:	Executive Vice President and Chief Financial Officer